INCOME TAXES	9 Months Ended
Sep. 30, 2025
Income Tax Disclosure [Abstract]
INCOME TAXES

7. INCOME TAXES

NESR is a holding company incorporated in the British Virgin Islands, which imposes a zero percent statutory corporate income tax rate on income generated outside of the British Virgin Islands. The subsidiaries operate in multiple tax jurisdictions throughout the Middle East and North Africa (“MENA”) and Asia Pacific regions where statutory tax rates generally vary. In the British Virgin Islands, the statutory rate is effectively 0% as tax is not applied on extra territorial activity.

The Company recorded income tax (benefit) expense of ($5.5) million with an effective tax rate of negative 44.9% for the three-month period ended September 30, 2025, $5.3 million with an effective tax rate of 20.4% for the three-month period ended September 30, 2024, $2.1 million with an effective tax rate of 4.6% for the nine-month period ended September 30, 2025 and $15.9 million with an effective tax rate of 24.3% for the nine-month period ended September 30, 2024, in the Unaudited Condensed Consolidated Interim Statements of Operations.

The recognition of an income tax benefit for the three-month period ended September 30, 2025, despite positive income before income tax, primarily reflects adjustments to the Company’s uncertain tax positions and unrecognized tax benefits totaling $9.2 million on a net basis. These adjustments are non-recurring in nature and do not indicate any change in the Company’s underlying profitability and/or statutory tax obligations in its taxable jurisdictions. Excluding these discrete items, the effective tax rates for the three- and nine-month periods ended September 30, 2025, were 29.9% and 24.8%, respectively.